Guggenheim Investments

Series Funds

A-Class, C-Class and Institutional Class Shares Summary Prospectus

AUGUST 1, 2012

TICKER SYMBOL			GUGGENHEIM ALTERNATIVES FUND

RYJJX	RYJKX	RYJMX	Long Short Equity Strategy Fund
(A-Class)	(C-Class)	(Institutional Class)

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting www.rydex-sgi.com/service/prospectuses_reports.shtml, calling (800) 820-0888 or e-mailing sservices@sg-investors.com. The Fund’s Prospectus and SAI, both dated August 1, 2012, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

Long Short Equity Strategy Fund

INVESTMENT OBJECTIVE

The Long Short Equity Strategy Fund (the “Fund”) seeks to achieve long-term capital appreciation with less volatility than the S&P 500® Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares, C-Class Shares or Institutional Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 297 of the Prospectus and in the “A-Class Shares – Initial Sales Charges, Reductions, and Waivers” section beginning on page 108 of the Fund’s Statement of Additional Information (the “SAI”).

	A-Class	C-Class	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.35%	1.42%	1.40%
Short Sales Dividend and Interest Expense	0.49%	0.57%	0.55%
Remaining Other Expenses	0.86%	0.85%	0.85%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses*	2.53%	3.35%	2.33%
Fee Waiver and/or Expense Reimbursement**	0.11%	0.10%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	2.42%	3.25%	2.23%
*	The Total Annual Fund Operating Expenses in this fee table (before and after any fee waivers and/or expense reimbursements) may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
**	The Advisor has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep net operating expenses for A-Class Shares, C-Class Shares and Institutional Class Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, dividends on securities sold short, and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.90%, 2.65% and 1.65%, respectively, of the Fund’s A-Class Shares, C-Class Shares and Institutional Class Shares average daily net assets. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.90%, 2.65% and 1.65%, respectively. This Agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of the Prospectus.

2	SUMMARY PROSPECTUS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A-Class Shares	$708	$1,194	$1,704	$3,100
C-Class Shares	$428	$1,001	$1,698	$3,549
Institutional Class Shares	$226	$697	$1,195	$2,565

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
C-Class Shares	$328	$1,001	$1,698	$3,549

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 983% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment methodology is based on a systematic and dynamic algorithm developed through extensive quantitative research that is designed to select and weight a basket of liquid, investable factors that, when combined, target return characteristics similar to those of the broad universe of long short equity hedge funds. Long short equity hedge funds typically buy stocks that the hedge fund managers expect will appreciate, and concurrently either sell short stocks that the hedge fund managers expect will decline in value or hedge market or sector exposures. The factors and weights of those factors identified by the algorithm may change over time and may be long or short at any given time. Potential factors include different market capitalization categories, growth, value, momentum, international, emerging markets, and various market sectors.

The Fund will seek to gain exposure to the factors selected by the algorithm by investing primarily in futures, options, options on futures, forward contracts, and swap agreements whose performance is expected to correspond to the performance of the factors. As a result, the Fund’s use of derivatives and the leveraged investment exposure created by such use is expected to be significant. The Fund also may invest in a combination of: domestic and foreign common stock; American Depositary Receipts (“ADRs”); credit or equity-linked instruments, primarily consisting of exchange-traded notes (“ETNs”) and structured notes; exchange-traded funds (“ETFs”); and other pooled investment vehicles. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market. The Fund also intends to enter into short sales and invest in short positions of certain of its portfolio investments. The Fund may invest in derivatives to hedge or gain leveraged exposure to the components of a particular investable factor. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, and/or derivatives thereof. This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund also may engage in frequent and active trading or portfolio

SUMMARY PROSPECTUS	3

investments to achieve its investment objective. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

Credit and Equity-Linked Derivative Investment Risk – The value of the Fund’s investment in these securities will rise or fall in response to changes in the underlying security or related benchmark or investment. These securities expose the Fund economically to movements in the prices of the underlying credit or equity security.

Derivatives Risk – The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. When used to generate leveraged exposure, the Fund’s investments in derivatives may expose the Fund to potentially dramatic losses (or gains) in the value of the derivative instruments. The Fund could lose more than the principal amount invested.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Emerging Markets Risk – The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

Exchange-Traded Notes Risk – The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

Fixed Income Risk – The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund’s investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

Investment in Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses.

Investment Technique Risk – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

4	SUMMARY PROSPECTUS

Large-Capitalization Securities Risk – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Leveraging Risk – The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk – The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money.

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk – The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Repurchase Agreement Risk – The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

Small-Capitalization and Mid-Capitalization Securities Risk – The Fund is subject to the risk that small-and mid-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION

The bar chart below shows the performance of the C-Class Shares of the Fund from year to year. The table below shows the average annual total returns of the A-Class, C-Class Shares, and Institutional Class Shares of the Fund over different periods of time in comparison to the performance of a broad-based market index and the Credit Suisse Long/Short Liquid Index. The variability of performance over time provides an indication of the risks of investing in the Fund. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling Guggenheim Investments Client Services at 800-820-0888.

SUMMARY PROSPECTUS	5

The performance information shown below for C-Class Shares is based on a calendar year. The year-to-date return for the period from January 1, 2012 through June 30, 2012 is 0.75%.

Highest Quarter Return	Lowest Quarter Return
(quarter ended 12/31/2011) 5.89%	(quarter ended 9/30/2011) -9.82%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2011)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

A-Class Shares	Past 1 Year	Since Inception (6/30/2010)
Return Before Taxes	-3.30%	4.50%
Return After Taxes on Distributions	-3.88%	2.98%
Return After Taxes on Distributions and Sale of Fund Shares	-1.89%	3.27%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	16.53%
Credit Suisse Long/Short Liquid Index (reflects no deduction for fees, expenses or taxes)	0.35%	7.23%

C-Class Shares	Past 1 Year	Since Inception (6/30/2010)
Return Before Taxes	-0.21%	7.17%
Return After Taxes on Distributions	-0.83%	5.60%
Return After Taxes on Distributions and Sale of Fund Shares	0.13%	5.52%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	16.53%
Credit Suisse Long/Short Liquid Index (reflects no deduction for fees, expenses or taxes)	0.35%	7.23%

Institutional Class Shares	Past 1 Year	Since Inception (6/30/2010)
Return Before Taxes	1.78%	8.22%
Return After Taxes on Distributions	1.16%	6.65%
Return After Taxes on Distributions and Sale of Fund Shares	1.42%	6.41%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	16.53%
Credit Suisse Long/Short Liquid Index (reflects no deduction for fees, expenses or taxes)	0.35%	7.23%

6	SUMMARY PROSPECTUS

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with the Advisor since 2000.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class Shares of the Fund, you generally must invest a minimum amount of $2 million in the Fund or meet certain other eligibility criteria. The minimum initial investment amounts for A-Class Shares or C-Class Shares accounts held through a third party (e.g., a brokerage account) are:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts

For Institutional Class Shares, if you are deemed to be an “eligible investor” by virtue of an initial investment directly with the Fund’s transfer agent in an amount of $2 million or more, your account may be subject to a minimum account balance requirement of $1 million. For A-Class Shares, C-Class Shares and Institutional Class Shares, accounts opened through a financial intermediary will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).

The Fund reserves the right to waive the minimum initial investment amount, account balance, and certain other investor eligibility requirements at any time, with or without prior notice to you. For questions about Institutional Class Shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.

TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS	7

805 KING FARM BOULEVARD, SUITE 600

ROCKVILLE, MARYLAND 20850

800 820 0888

WWW.RYDEX-SGI.COM

SUMLSEACI-0812x0813